UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 28, 2005

Rock-Tenn Company

(Exact name of registrant as specified in charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-23340 (Commission File Number)	62-0342590 (IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia (Address of principal executive offices)	30071 (Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01.      Entry into a Material Definitive Agreement

On April 28, 2005, Rock-Tenn Company (“Rock-Tenn”) and Gulf States Paper Corporation, a Delaware corporation (“Gulf States”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with the following related entities: Rock-Tenn Packaging and Paperboard, LLC, a Georgia limited liability company that is indirectly wholly-owned by Rock-Tenn, GSPC Enterprises, Inc., a Delaware corporation and a wholly-owned subsidiary of Gulf States, Gulf States-Texas, L.L.C., a Delaware limited liability company that is indirectly wholly-owned by Gulf States, and Gulf States-Texas, L.P., a Delaware limited partnership that is indirectly wholly-owned by Gulf States. Rock-Tenn and Rock-Tenn Packaging and Paperboard, LLC are collectively referred to herein as the “Buyer.” Gulf States, GSPC Enterprises, Inc., Gulf States-Texas, L.L.C. and Gulf States-Texas, L.P. are collectively referred to herein as the “Seller.”

The Purchase Agreement provides that, upon the terms and subject to the conditions set forth in the Purchase Agreement, the Buyer will acquire substantially all of the assets of the Seller’s Pulp and Paperboard and Paperboard Packaging (“GSPP”) business and assume certain of the Seller’s related liabilities (the “Acquisition”) for a purchase price of $540 million in cash. The purchase price is subject to adjustments to reflect, among other things, changes in the Seller’s working capital related to GSPP and certain pre-closing capital expenditures. Subject to satisfaction or waiver of all conditions to closing, Rock-Tenn expects the Acquisition to close in early June 2005.

The Buyer and the Seller have made customary representations, warranties and covenants in the Purchase Agreement, including, among others, covenants by the Seller that, during the period before consummation of the Acquisition, it will (1) conduct GSPP’s business in the ordinary course, consistent with past practice and (2) not engage in certain kinds of transactions that could adversely impact GSPP’s business. In addition, the Seller also agreed, among other things, not to do any of the following with third parties relating to alternative business combination transactions involving GSPP: (1) solicit or initiate discussions, (2) enter into negotiations or agreements, and (iii) furnish any information.

Each of the Buyer and the Seller also has agreed to indemnify the other party with respect to the Acquisition, including, among others, for breaches or inaccuracies of representations or warranties, breaches of covenants, liabilities not retained or assumed by that party, and Pre-existing Environmental Conditions (as defined in the Purchase Agreement). The indemnification obligations of the Buyer are limited, with certain exceptions, to losses that, in the aggregate, exceed $10 million. The indemnification obligations of the Seller are limited, with certain exceptions, to losses that, in the aggregate, exceed $10 million and are less than $210 million.

The Purchase Agreement contains certain termination rights for both the Buyer and the Seller, and further provides, among other things, that upon termination of the Purchase Agreement by the Buyer under circumstances where the conditions to its obligations to close the Acquisition are fully satisfied and it is unable or unwilling to close the Acquisition in breach of the Purchase Agreement (including, without limitation, due to its inability to secure financing for the Acquisition), the Buyer will be required to pay the Seller an aggregate termination fee of $16.2 million.

The shareholders and Board of Directors of Gulf States and the Board of Directors of Rock-Tenn have approved the Acquisition. Consummation of the Acquisition is subject to certain conditions, including (1) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain other regulatory approvals; (2) the absence of any of the following issued or commenced by a governmental authority: any injunction or order prohibiting the closing of the Acquisition, any proceeding to obtain such an injunction or order or other equitable relief regarding the Acquisition, or any notice received by either party to prevent, delay or restructure the Acquisition; (3) the accuracy of the representations and warranties in the Purchase Agreement; and (4) the performance of the covenants in the Purchase Agreement. In addition, the Buyer’s obligation to close is subject to other conditions, including the absence of any Material Adverse Effect (as defined in the Purchase Agreement) with respect to GSPP.

Cautionary Statements

The representations, warranties and covenants made by the parties in the Purchase Agreement are qualified by information in disclosure schedules that the parties exchanged in connection with the execution of the Purchase Agreement. Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Rock-Tenn, Gulf States or any of their respective affiliates.

Statements herein regarding the anticipated closing of the Acquisition and the date of such closing constitute forward-looking statements within the meaning of the federal securities laws and are subject to certain risks and uncertainties. With respect to these statements, Rock-Tenn has made assumptions regarding, among other things, whether and when the Acquisition will be approved; whether and when the Acquisition will close; and the availability of financing. Management believes its assumptions are reasonable; however, undue reliance should not be placed on such estimates, which are based on current expectations. There are many factors that impact these forward-looking statements that we cannot predict accurately. Further, our business is subject to a number of general risks that would affect any such forward-looking statements. Such risks and other factors that may impact our assumptions are more particularly described in Rock-Tenn’s filings with the Securities and Exchange Commission, including under the caption “Business — Forward-Looking Information and Risk Factors” in Rock-Tenn’s Annual Report on Form 10-K for the most recently ended fiscal year. The information contained herein speaks as of the date hereof and Rock-Tenn does not have or undertake any obligation to update such information as future events unfold.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY (Registrant)
Date: May 4, 2005	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Senior Vice-President, General Counsel and Secretary (Duly authorized officer)

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